Exhibit 99.1

Hubbell Announces New Segment Leadership

•	Allan Connolly, current President of Hubbell Utility Solutions segment retiring

•	Greg Gumbs appointed President of Hubbell Utility Solutions segment

•	Mark Mikes appointed President of Hubbell Electrical Solutions segment

Shelton, CT, June 7, 2023 - Hubbell Incorporated (NYSE: HUBB) (“Hubbell” or the “Company”) today announced that Allan Connolly, President of Hubbell Utility Solutions (“HUS”), will retire effective July 1, 2023. Greg Gumbs will serve as President of HUS upon Mr. Connolly’s retirement. The Company further announced today the appointment of Mark Mikes as President of the Hubbell Electrical Solutions (“HES”) segment. The retirement of Mr. Connolly and the appointments of Mr. Gumbs and Mr. Mikes are effective July 1, 2023.

Allan Connolly joined Hubbell in 2018 as a result of the Aclara acquisition and has served as President of HUS since 2019. Gerben Bakker, Hubbell’s Chairman, President and CEO commented, “I would like to thank Allan for his contributions to Hubbell over the past five years. Under his leadership, Hubbell’s legacy power franchise and Aclara business merged together to create a leading platform of best-in-class utility solutions for our customers. His strategic vision for the business and passion for innovation helped drive a strong acceleration in the segment’s organic growth profile over the past several years. During Allan’s tenure, HUS delivered operating profit growth for our shareholders well in excess of double-digits on a compounded annual basis. I wish him all the best in his next chapter and thank him for his partnership.”

Greg Gumbs succeeds Mr. Connolly as President of HUS with a proven track record of leadership and performance in the utility, electrical and automation industries. Mr. Gumbs has most recently been President and CEO – Bosch Rexroth North America since 2020, and prior to that held various senior leadership positions at Eaton Electrical and Rockwell Automation. “Greg is a strong leader who I am confident will build on a strong foundation and deliver continued outperformance for the business,” said Mr. Bakker. Mr. Bakker continued, “As grid modernization and electrification drive greater need for utility automation, Greg’s experience and skillset are uniquely suited to enable HUS to optimize our leading positions across components, communications and controls to deliver differentiated solutions for our customers. I look forward to him joining Hubbell’s leadership team.”

Mark Mikes has been with Hubbell for over thirty years in various roles at Hubbell Power Systems (“HPS”), a division of HUS, which he has led for the last several years. Mr. Bakker commented, “Mark has a well-established track record of success at Hubbell. He played a major leadership role in our successful efforts to bring together a broad portfolio of acquired utility businesses under a unified, integrated business in HPS. Organized to compete collectively, HPS’s simplified operating structure has enabled us to consistently improve profitability and cash generation. Mark is the ideal leader to execute on a similar playbook at HES as we continue our multi-year strategy to improve the segment’s long-term growth and margin profile.”

Mr. Bakker concluded, “Hubbell’s leading positions in front of and behind the meter strategically align our Utility Solutions and Electrical Solutions segments around attractive long-term trends in grid modernization and electrification. Our strategy is delivering strong results in the near-term, and we remain focused on delivering consistently differentiated performance for our shareholders and customers over the long-term. Hubbell is excited to announce today the appointments of our new segment leaders. Both Greg and Mark are committed to Hubbell’s core strategy, and both are well supported by experienced and talented teams that will help support their transitions to their new roles while ensuring Hubbell continues to drive value for all of our stakeholders.”

Forward-Looking Statements

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include expectations regarding the effectiveness of our overall strategy, building a strong foundation for the continued outperformance of the HUS segment’s business, improving upon the profitability and cash generation of the HES segment’s business and continuing to implement our muti-year strategy to improve upon the HES segment’s long-term growth and margin profile, optimizing our leading positions across components, communications and controls to deliver differentiated solutions for our customers and delivering strong results in the near-term and consistently differentiated performance for our shareholders and customers over the long-term. These statements may be identified by the use of forward-looking words or phrases such as “target,” “believe,” “continues,” “improved,” “leading,” “improving,” “continuing growth,” “continued,” “ranging,” “contributing,” “primarily,” “plan,” “expect,” “anticipated,” “expected,” “expectations,” “should result,” “uncertain,” “goals,” “projected,” “on track,” “likely,” “intend” and others. Such forward-looking statements are based on our current expectations and involve numerous assumptions, known and unknown risks, uncertainties and other factors which may cause actual and future performance or the Company’s achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: business conditions, geopolitical conditions and changes in general economic conditions, in particular industries, markets or geographic regions, as well the potential for a significant economic slowdown, runaway inflation, stagflation or recession (in light of recent bank failures), higher interest rates, higher energy costs; our ability to offset increases in material and non-material costs through price recovery and volume growth; effects of unfavorable foreign currency exchange rates and the potential use of hedging instruments to hedge the exposure to fluctuating rates of foreign currency exchange on inventory purchases; the lingering impact of the COVID-19 pandemic, including ongoing supply chain issues; the outcome of contingencies or costs compared to amounts provided for such contingencies, including those with respect to pension withdrawal liabilities; achieving sales levels to meet revenue expectations; unexpected costs or charges, certain of which may be outside the Company’s control; the effects of trade tariffs, import quotas and other trade restrictions or actions taken by the U.S., U.K., and other countries, including changes in U.S. trade policies; failure to achieve projected levels of efficiencies, cost savings and cost reduction measures, including those expected as a result of our lean initiatives and strategic sourcing plans, regulatory issues, changes in tax laws including multijurisdictional implementation of the Organisation for Economic Co-operation and Development’s comprehensive base erosion and profit shifting plan, or changes in geographic profit mix affecting tax rates and availability of tax incentives; the impact of and ability to fully integrate strategic acquisitions, including the acquisitions of PCX Holding LLC, Ripley Tools, LLC, Nooks Hill Road, LLC, REF Automation Limited and REF Alabama Inc.; the impact of certain divestitures, the benefits and costs of, the sale of the Commercial and Industrial Lighting business to GE Current; the ability to effectively develop and introduce new products, expand into new markets and deploy capital; and other factors described in our Securities and Exchange Commission filings, including the “Business,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Forward-Looking Statements.” and “Quantitative and Qualitative Disclosures about Market Risk” sections in the Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q.

About the Company

Hubbell Incorporated is a leading manufacturer of utility and electrical solutions enabling customers to operate critical infrastructure safely, reliably and efficiently. With 2022 revenues of $4.9 billion, Hubbell solutions energize and electrify communities in front of and behind the meter. The corporate headquarters is located in Shelton, CT.

Contact:

Dan Innamorato

Hubbell Incorporated

40 Waterview Drive

P.O. Box 1000

Shelton, CT 06484

(475) 882-4000